                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2004
                            ------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------             -----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

             115 RIVER ROAD

          EDGEWATER, NEW JERSEY                                07020
 ----------------------------------                       --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

On March 26, 2004, Hanover Direct, Inc. (the "Company") issued a press release announcing that it has filed a Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission extending the deadline for filing its Annual Report on Form 10-K for fiscal year ended December 27, 2003 up to 15 calendar days, and that the conference call with the management of Hanover Direct, Inc. to review the fiscal year 2003 operating results scheduled for March 29, 2004 has been cancelled and has been postponed to a later date following the filing of the 2003 Annual Report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c) Exhibits.

Exhibit 99.1 - Press Release dated March 26, 2004 of the Company.
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER DIRECT, INC.
                                         ---------------------------------------
                                                           (Registrant)

March 26, 2004                           By:   /s/ Charles E. Blue
                                         ---------------------------------------
                                         Name:     Charles E. Blue
                                         Title:    Senior Vice President and
                                                   Chief Financial Officer